CONSULTING AGREEMENT

This AGREEMENT made and entered into as of the day of OCTOBER 19th 2009 (the "Agreement") by and between Corporation (NATIONAL AUTOMATION SERVICES INC.,) with its principle offices located at 5053 Pabco Henderson NV,89011 (the "Company") and SELECTIVE CONSULTING INC" with its principle offices located at 200 Broadhollow Road (Suite 207) Melville, NY 11747 (the "Consultant"),

WHEREAS, the Company desires to retain the services of Consultant;

WHEREAS, the Consultant is in the business of providing management and financial consulting services to public companies;

WHEREAS, the Company believes that it is in the best interests of Company to utilize the experience and services of the Consultant; and, it is hereby

HEREBY, AGREED, that the Company hereby retains the services of the Consultant under the following terms and conditions:

1.

ENGAGEMENT. The Company agrees to engage the Consultant and the Consultant agrees to provide management and financial consulting services to Company, as set forth below,

2.

TERM. The term of this Agreement shall be for an initial period of one (1) month, commencing on 10/19/09, Thereafter, this Agreement may be extended for periods by the mutual agreement of the parties hereto, Said extensions must be in writing, executed before the end of the initial term or any extension thereof.

This Agreement shall not be canceled, except for just cause. "Just cause" shall be defined as the following: (1) failure by Company to make required payments to Consultant; (2) failure of either party to perform required duties hereunder; (3) habitual neglect of the duties to be performed under this Agreement; (4) engagement in any conduct which is dishonest, damages the reputation or standing of the Company, or (5) is convicted of any criminal act, then Company may terminate this Agreement upon ten (10) days notice to Consultant. The just cause provision maybe cured if the Company or the Consultant may be able to cure the defect within ten (10) days.

3.

SERVICE. In connection with the terms of this Agreement the Consultant shall perform the following services on behalf of the Company:

A.

Consult and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

B.

With the cooperation of the Company, maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and consult and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;

C.

At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the public relations implications thereof; and,

D.

Otherwise perform as the Company's consultant for public relations and relations with financial professionals,

Notwithstanding anything to the contrary, it is understood and agreed by the Company that Consultant's services provided hereunder shall not include any services constituting (i) the sale of securities, (ii) the rendering of legal opinions, or (iii) performance of work that is in the ordinary purview of a certified public accountant.

4.

COMPENSATION. In exchange for the services rendered hereunder by Consultant, the Company hereby agrees to Consultant as follows

A.

Commencement Bonus: For undertaking this engagement and for other good and valuable consideration, the Company agrees to issue to the Consultant a "Commencement Bonus" of seven hundred fifty thousand (750,000) shares of the Company's Common Stock ("Common Stock") to be delivered to Consultant within ten (10) business days of the signing of this Agreement. The Commencement Bonus shall be issued to the Consultant immediately following execution of this Agreement and shall, when issued and delivered to the Consultant, be fully paid and non-assessable. The Company understands and agrees that Consultant has foregone and may forego significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with Consultant. The Commencement Bonus, therefore, constitutes payment for Consultant's Agreement to consult with the Company and is a nonrefundable, non-apportionable, and non-ratable retainer. The Commencement Bonus is not a prepayment for future services. If the Company decides to terminate this Agreement prior to the end of the Term for any reason whatsoever, it is agreed and understood that Consultant will not be requested or demanded by the Company to return any part of the Commencement Bonus, Further, if and in the event the Company is acquired by a third party in whole or in part, during the term of this Agreement, it is agreed and understood Consultant will not be requested or demanded by the Company to return any part of the Commencement Bonus. If at any time during the Term, the Company or substantially all of the Company's assets are merged with or acquired by another entity, or some other change occurs in the legal entity that constitutes the Company, the Consultant shall retain and will not be requested by the Company to return any part of the Commencement Bonus.

B.

The Consultant shall receive a fee from the Company of seventy 0 Dollars (0) for the one month period of this Agreement and any extension thereof Said payments shall be paid in full.

C.

With each transfer of shares of Common Stock of the Company to be issued pursuant to this Agreement (collectively, "Shares"), the Company shall cause to be issued a certificate representing the Common Stock and a written opinion of counsel for the Company stating that said shares are validly issued, fully paid and non-assessable and that the issuance and eventual transfer of them to Consultant has been duly authorized by the Company. The Company warrants that all Shares issued to the Consultant pursuant to this Agreement shall have been validly issued, fully paid and non-assessable and that the issuance and any transfer of them to the Consultant shall have been duly authorized by the Company's board of directors.

D.

The Consultant acknowledges that the Shares will not have been registered under the Securities Act of 1933, and accordingly are "restricted securities" within the meaning of Rule 144 of the Act. As such, the Shares may not be resold or transferred unless the shares have been included in a registration statement filed by the Company with the United States Securities and Exchange Commission permitting the resale there under, or the Company has received an opinion of counsel that such resale or transfer is exempt from the registration requirements of that Act, the Company will take all action as may be required as a condition to the availability of Rule 144, and the Company will upon request supply written confirmation that it is in compliance with the reporting requirements of Rule 144. The Company agrees to use its best efforts to facilitate and expedite transfers of the Shares pursuant to Rule 144, which efforts shall include, but not be limited to, timely notice to its transfer agent to expedite such transfers. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Shares to the public without registration, the Company agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act of 1933 (the "Act"), as amended, at all times after the effective date on which the Company becomes subject to the reporting requirements of the Act or the Securities Exchange Act of 1934 (the "1934 Act"); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; (iii) not take any action or file any document (whether or not permitted by 1934 Act or the rules there under) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act; (iv) furnish to the Consultant forthwith, upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Consultant may reasonably request in availing itself of any rule or regulation of the SEC allowing the Consultant to sell any such Shares without registration.

E.

The Consultant shall have the right to include all of the Shares (also referred to as the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must he notified in writing of such filing. Consultant shall have five (5) business days to notify the Company in writing as to whether the Company is to include the Consultant or not include Consultant as part of the registration; however that if any registration pursuant to this section shall be underwritten, in whole or in part, the Company may require that: The registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Consultant, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants as follows:

A.

The Company will cooperate fully and in a timely manner with the Consultant to enable the Consultant to perform its obligations hereunder expeditiously;

B.

The execution and performance of this Agreement by the Company has been duly authorized by the Board of Directors of the Company in accordance with applicable law and the by laws of the Company.

C.

The performance by the Company pursuant to this Agreement will not violate any applicable court decree, law or regulation affecting the Company, nor will it violate any provision of the organizational documents of the Company or any contractual obligation by which the Company is bound;

D.

The Company will act diligently and promptly in reviewing materials submitted to it by the Consultant to enhance timely distribution of such materials for the benefit of the Company and will inform the Consultant of any inaccuracies contained therein prior to dissemination;

E.

The Company is current in its reporting requirements pursuant to the Securities and Exchange Act of 1934, as amended.

F.

The Company acknowledges that each of the above representations and warranties by the Company shall be deemed material and that the Consultant is entering into this Agreement in reliance thereon.

6.

REPRESENTATIONS AND WARRANTIES OF THE CONSULTANT.

The Consultant hereby warrants and represents to the company as follows:

A.

It has the authority to enter into this Agreement and perform its obligations hereunder in the time and manner contemplated.

B.

It, through its officers, directors, employees and associates have the requisite skill and experience to perform the services and to carry out and fulfill its duties hereunder.

C.

The services to be provided by consultant to the Company hereunder are not in connection with or related to the offer or sale of securities of the Company in a capital raising transaction.

D.

The Consultant is not and does not hold itself out be a Broker Dealer.

7.

THE COMPANY'S RIGHT TO APPROVE TRANSACTION. The Company expressly retains the right to approve, in its sole discretion, every transaction introduced by Consultant that involves the Company as a party to any Agreement. Consultant and the Company mutually agree that the Consultant is not authorized to enter into any Agreement on behalf of the Company.

8.

COSTS AND EXPENSES FOR SPECIAL SERVICES. All third party and out-of-pocket expenses that the Consultant shall incur on behalf of the Company in performing services under this Agreement shall be reimbursed by the Company within five business days of receiving a statement from Consultant as to the nature and amount of such expenses. The Consultant agrees that it must obtain Company's permission and consent prior to incurring any third party or out-of-pocket expense on behalf of Company greater than Five Hundred ($500) Dollars.

9.

NON-EXCLUSIVE SERVICES. The Company understands that the Consultant and its agents are currently providing certain consultant services to other individuals or companies and the Consultant and its agents shall not be prevented or stopped from rendering such services or services of the same or similar nature required under this Agreement, to any other individual or entity. Furthermore, the Consultant understands and agrees that the Company shall be entitled to retain other persons or entities to provide services of the same or similar nature to the Company as those provided here-under by the Consultant.

10.

ALLOCATION OF TIME. The Consultant hereby promises to perform and discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and public relations and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. The Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, the Consultant and the Company agree that:

The Consultant will perform the duties set forth herein above in a diligent and professional manner. The parties acknowledge and agree that a disproportionately large amount of the effort to be expended and the costs to be incurred by the Consultant and the benefits to be received by the Company are expected to occur within or shortly after the first two (2) months of the effectiveness of this Agreement. It is explicitly understood that the Consultant's performance of its duties hereunder will in no way be measured by the price of the Company's common stock, nor the trading volume of the Company's common stock.

11.

INDEMNIFICATION. The Company warrants and represents that all oral communications, written documents or materials furnished to Consultant by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate and the Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless the Consultant against any claims or litigation including any damages, liability, cost and reasonable attorneys fees as incurred with respect thereto resulting from the Consultant's communication or dissemination of any said information, documents or materials excluding any such claims or litigation resulting from the Consultants communication or dissemination of information not provided or authorized by the Company.

12.

LIABILITY OF THE CONSULTANT. In furnishing the Company with financial advice or any other service as herein provided, neither the Consultant nor any of Consultant's employee or agent thereof shall be liable to the Company or its creditors from errors of judgment or for anything except gross negligence in the performance of its duties or for reckless disregard of its obligations or duties under the terms of this Agreement. It is further understood and agreed by the parties that the Consultant may rely upon information furnished to it reasonably believed to be accurate and reliable and that, except as herein provided, the Consultant shall not be liable or accountable for any loss suffered by the Company by reason of the Consultant's action or non-action on the basis of any advice, recommendation, or approval of the Consultant, its employees or agents. The parties further acknowledge that the Consultant undertakes no responsibility for the accuracy of any statement to be made by the Company that is contained in press releases or other communications from Company, including, but not limited to, filings with the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and the Financial Industry Regulatory Authority.

13.

NOTICES. All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by United States Post Office mail, postage prepaid, addressed to the other party at the address as set forth herein below:

To the Company:

To the Consultant:

14.

SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, including, without limitation, any corporation which may acquire all or substantially all of the Company's assets and business or into which the Company may be consolidated or merged into.

15.

APPLICABLE LAW. This Agreement shall be exclusively governed by, construed and enforced by the laws of the State or New York without giving effect to the principals of conflict of law. The parties agree that Suffolk County, New York will be the exclusive venue of any dispute and will have exclusive jurisdiction over all parties.

16.

OTHER AGREEMENTS. This Agreement supersedes all prior understandings and Agreements between the parties. This Agreement may not be amended orally, but may be only by a writing signed by parties.

17.

HEADINGS. The headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

18.

COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one complete instrument.

19.

MISCELLANEOUS. The Company acknowledges that the Consultant is not a securities broker-dealer, nor a registered investment advisor. The Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. The Company acknowledges that, to the best of its knowledge, the Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

20.

STATUS AS INDEPENDENT CONTRACTOR. The Consultant's engagement status pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. The Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any Agreements without the express written consent of the entity to be bound.

21.

ARBITRATION. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

22.

WAIVER. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

IN WITNESS WHERE OF, the parties hereto have executed this Agreement the day and year first above written.

Selective Consulting, Inc.

National Automation Services, Inc.

By: /s/ Vincent Cervone

By: /s/ Robert Chance

President

President (CEO)

Vincent Cervone

Robert W. Chance